THE MONEY STORE HOME EQUITY TRUST 1997-B
                           $550,000,000 (APPROXIMATE)

                               SUBJECT TO REVISION

                             COMPUTATIONAL MATERIALS

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449 - 3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

POOL I (FIXED RATE HOME EQUITY LOANS)
TO MATURITY:
                  Bond            Ratings                              Beg. Amort.              End Amort.
Class             Amount         (MDY'S/S&P)              WAL          (Mo./Date)               (Mo./Date)

A-1              $80,500,000       Aaa/AAA               0.500              7/97                     5/98
A-2              $84,500,000       Aaa/AAA               1.198              5/98                     1/99
A-3             $105,400,000       Aaa/AAA               2.069              1/99                     2/00
A-4              $57,500,000       Aaa/AAA               3.030              2/00                    12/00
A-5              $52,800,000       Aaa/AAA               4.008             12/00                       2/02
A-6              $49,000,000       Aaa/AAA               5.343              2/02                    10/03
A-7              $65,300,000       Aaa/AAA               9.942             10/03                       5/14
A-8              $55,000,000       Aaa/AAA               6.457              7/00                     2/14

TO CALL:

A-7              $65,300,000       Aaa/AAA               8.153            10/03                      2/06
A-8              $55,000,000       Aaa/AAA               6.363             7/00                      2/06

ISSUER:                      The Money Store Home Equity Trust 1997-B

REPRESENTATIVE &
 SERVICER:                   The Money Store Inc.

TRUSTEE:                     The Bank of New York

EXPECTED
PRICING:                     Week of June 16, 1997

EXPECTED
SETTLEMENT:                  Week of June 23, 1997

STATISTICAL
CUT-OFF DATE:                June 1, 1997

STATED FINAL
MATURITY:                    July  2038

INTEREST/
PRINCIPAL:                   The 15th day (or the next business day if 15th is
                             not a business day) of each month  beginning  July
                             15, 1997.

SMMEA:                       Not eligible.

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class A Certificates from Pool I would be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS:                  On the Closing Date, a REMIC election will be made
                             with respect to certain assets  of the Trust.

COLLATERAL:                 POOL I:  Conventional fixed-rate home equity loans
                            secured by first or second liens on one- to four-family ("single family") residential properties, five and six-family residences, units in planned unit developments and units in condominium developments plus the Pre-Funding Account allocated to Pool I.

CREDIT
ENHANCEMENT:                Overcollateralization including Cross
                            Collateralization of all of the Pools, plus 100%
                            MBIA Guarantee of timely receipt of interest on the Class A Certificates and ultimate receipt of principal on the Class A Certificates.

CROSSCOLLATERAL-
IZATION: On any Payment Date on which the Overcollateralization for a Pool is less than the required Overcollateralization for such Pool, Excess Spread for such Pool plus the Excess Spread and Excess Principal from the other Pools, not required to make additional payments of principal or interest on the related Class A Certificates of such other Pools, if any, will be used to make additional distributions of principal on the related Class of Class A Certificates until such Overcollateralization equals the related required Overcollateralization with respect to such Pool.

PRE-FUNDING
ACCOUNT:                    Original Pool I Pre-Funding Amount:  25%
                            (approximate)

                            The Original Pool I Pre-Funding Amounts will be reduced during the Funding Period by the amounts thereof used to purchase the related Subsequent Loans. Any amount remaining at the end of the Funding Period in the Pool I & Pool II Pre-Funding Accounts will be used to prepay principal to the Pool I and II Certificates.

INTEREST
DISTRIBUTIONS:              Interest due with respect to the Pool I
                            Certificates, will be interest which has accrued on the related Certificate Principal Balance during the calendar month immediately preceding the month in which such Payment date occurs.
                            Interest on the Pool I Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months.

SERVICER
CLEANUP CALL:               The Servicer, and in certain circumstances, the
                            Insurer, will have the right to purchase all the Pool I and Pool II Home Equity Loans and the Pool
                            III Multifamily Loans (collectively, the "Loans") on any Monthly Remittance Date when the aggregate principal balances of the Loans have declined to less than 10% of the sum of (i) the aggregate principal balances of the "Initial Loans", as of the Cut-Off Date and (ii) the original Pre-Funded
                            Amount.

INSURER
CLEANUP CALL:               On and after the date on which the Maximum
                            Subordinated Amount is zero (the "Cross-Over
                            Date") and on any Remittance Date when Loans with aggregate principal balances (as of the Cut-Off
                            Date) equaling 25% or more of the sum of (i) the Original Pool Principal Balance and (ii) the
                            Original Pre-Funded Amount, if any, have become
                            Liquidated Loans.

EXPECTED POOL PRICING PREPAYMENT ASSUMPTIONS:

POOL I (FIXED RATE HOME EQUITY LOANS)
The 100% pricing prepayment assumption for Pool I assumes a Home Equity Prepayment ("HEP") rate of 2.3% per annum of the then outstanding principal balance of the respective Home Equity Loans in the first month of the life of the Home Equity Loans and an additional 2.3% per annum in each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of the Home Equity Loans the pricing prepayment assumption assumes a conditional prepayment rate of 23% for Pool I per annum each month.


PREPAYMENT SCENARIOS(1):

                   SCENARIO 1   SCENARIO 2  SCENARIO3(2) SCENARIO 4  SCENARIO 5
                   ----------   ----------  ------------ ----------  ----------

Pool I                0%           75%         100%         125%       150%


(1)  Percentage of Prepayment Assumption.
(2)  Pricing Assumption.


CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

TO MATURITY                                  1              2              3              4               5
                                             -              -              -              -               -

Class A-1 WAL (yrs.)                       2.654          0.574          0.500          0.449           0.411
Class A-1 Exp. Beg. Am.                        1              1              1              1               1
Class A-1 Exp. End. Am.                       69             13             11             10               9


TO MATURITY                                    1              2              3              4               5
                                               -              -              -              -               -
Class A-2 WAL (yrs.)                       8.736          1.462          1.198          1.034           0.920
Class A-2 Exp. Beg. Am.                       69             13             11             10               9
Class A-2 Exp. End. Am.                      140             24             19             16              14


TO MATURITY                                    1              2              3              4               5
                                               -              -              -              -               -
Class A-3 WAL (yrs.)                      13.807           2.63          2.069          1.718           1.479
Class A-3 Exp. Beg. Am.                      140            24              19             16              14
Class A-3 Exp. End. Am.                      181             42             32             27              23


TO MATURITY                                    1              2              3              4               5
                                               -              -              -              -               -
Class A-4 WAL (yrs.)                      16.331          3.981          3.030          2.468           2.080
Class A-4 Exp. Beg. Am.                      181             42             32             27              23
Class A-4 Exp. End. Am.                      227             56             42             34              29


TO MATURITY                                    1              2              3              4               5
                                               -              -              -              -               -
Class A-5 WAL (yrs.)                      21.228          5.329          4.008          3.181           2.638
Class A-5 Exp. Beg. Am.                      227            56              42             34              29
Class A-5 Exp. End. Am.                      284             75             56             44              36


TO MATURITY                                    1              2              3              4               5
                                               -              -              -              -               -
Class A-6 WAL (yrs.)                      25.356          7.649          5.343          4.177           3.392
Class A-6 Exp. Beg. Am.                      284             75             56             44              36
Class A-6 Exp. End. Am.                      325            114             76             58              47


TO MATURITY                                    1              2              3              4               5
                                               -              -              -              -               -
Class A-7 WAL (yrs.)                      29.049         12.962          9.942          7.516           5.693
Class A-7 Exp. Beg. Am.                      325           114              76             58              47
Class A-7 Exp. End. Am.                      448            258            203            172             144


TO MATURITY                                    1              2              3              4               5
                                               -              -              -              -               -
Class A-8 WAL (yrs.)                      11.435          6.947          6.457          6.083           5.795
Class A-8 Exp. Beg. Am.                       37             37             37             37              37
Class A-8 Exp. End. Am.                      445            256            200            170             142


CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):


TO 10% CLEAN-UP CALL                           1              2              3              4               5
                                               -              -              -              -               -
Class A-7 WAL (yrs.)                      27.781         10.746          8.153          6.213           4.983
Class A-7 Exp. Beg. Am.                      325            114             76             58              47
Class A-7 Exp. End. Am.                      335            132            104             84              70



TO 10% CLEAN-UP CALL                           1              2              3              4               5
                                               -              -              -              -               -
Class A-8 WAL (yrs.)                      11.435          6.910          6.363          5.763           5.109
Class A-8 Exp. Beg. Am.                       37             37             37             37              37
Class A-8 Exp. End. Am.                      335            132            104             84              70

   Merrill Lynch Mortgage Capital, Inc.
Transactions Finance Group ***
   Portfolio:  S:\DATA\DEALS\MONEY\97B\97BFIXED.DBF
    06/18/1997  11:13  Page 1

                                                                  MONEY STORE 97-B FIXED PORTFOLIO
 Report Profile:  PROSPECT                                        SuperCrack Portfolio Summary           Code File:  97BFIXED
   - P O O L T O T A L S -  AVERAGE   - - GROSS COUPON - -   - WTD AVG RMNG TERM -    WTDAV
 # LOANS    CURRENT BALANCE CURRBAL   WTDAVG   MIN    MAX     STATD   CALCD   ORIG     L T V
  5,242    $ 238,554,529   $ 45,508   11.503  5.000   15.990  260.5          262.6
   STATE                    LOANS     CURRENT BAL  %POOL
   AK                           9         437,119   0.18
   AR                          38       1,421,132   0.60
   AZ                          72       2,870,960   1.20
   CA                         302      19,544,784   8.19
   CO                         141       5,760,302   2.41
   CT                          55       2,862,318   1.20
   DC                          18       1,041,380   0.44
   DE                          32       1,939,785   0.81
   FL                         249      12,003,577   5.03
   GA                         137       5,922,980   2.48
   HI                           3         438,677   0.18
   IA                          25         854,365   0.36
   ID                          47       2,095,457   0.88
   IL                         305      14,861,598   6.23
   IN                         256      10,274,658   4.31
   KS                          90       2,697,311   1.13
   KY                          85       3,284,705   1.38
   LA                          41       1,367,026   0.57
   MA                         110       6,553,282   2.75
   MD                          62       3,587,538   1.50
   ME                          62       2,286,873   0.96
   MI                         240       7,815,316   3.28
   MN                          87       3,604,102   1.51
   MO                         227       8,810,476   3.69
   MS                          61       1,923,197   0.81
   MT                          29       1,322,063   0.55
   NC                         170      10,095,884   4.23
   ND                           5         122,418   0.05
   NE                          47       1,318,087   0.55
   NH                          32       1,760,681   0.74
   NJ                         188      10,364,334   4.34
   NM                          75       3,211,714   1.35
   NV                          53       2,157,272   0.90
   NY                         331      20,198,339   8.47
   OH                         332      14,125,571   5.92
   OK                          62       1,649,556   0.69
   OR                          57       2,019,806   0.85
   PA                         327      12,393,991   5.20
   RI                          28       1,370,554   0.57
   SC                         110       5,060,881   2.12
   SD                           7         176,729   0.07
   TN                          89       3,801,458   1.59
   TX                          45       1,654,774   0.69
   UT                          54       2,379,617   1.00
   VA                          73       3,119,825   1.31
   VT                          10         508,456   0.21
   WA                         215      10,158,298   4.26
   WI                         103       3,540,962   1.48
   WV                          36       1,262,549   0.53
   WY                          10         521,792   0.22

LTV (COMBINED        LOANS    CURRENT BAL  %POOL
 0.01-       5.00      2          21,912   0.01
 5.01-      10.00     10         146,723   0.06
10.01-      15.00     45         809,000   0.34
15.01-      20.00     51       1,064,959   0.45
20.01-      25.00     64       1,533,644   0.64
25.01-      30.00     61       1,729,919   0.73
30.01-      35.00     78       2,649,348   1.11
35.01-      40.00    128       4,478,832   1.88
40.01-      45.00    118       4,759,398   2.00
45.01-      50.00    159       6,006,839   2.52
50.01-      55.00    165       6,538,270   2.74
55.01-      60.00    227       9,427,833   3.95
60.01-      65.00    394      20,453,611   8.57
65.01-      70.00    510      22,418,516   9.40
70.01-      75.00    596      29,932,569  12.55
75.01-      80.00  1,660      85,323,006  35.77
80.01-      85.00    376      16,266,046   6.82
85.01-      90.00    516      22,212,841   9.31
90.01-      95.00     66       2,139,859   0.90
95.01-     100.00     16         641,405   0.27
WTD AVERAGE:71.81

PROPTYPE                     LOANS       CURRENT BAL        %POOL
SINGLE FAMILY DETACHED      4,745        206,440,516        86.54
DEM PUD                         1            234,657         0.10
SINGLE FAMILY ATTACHED         61          2,731,791         1.15
2 FAMILY                      214         11,141,424         4.67
TOWNHOUSE                      34          1,568,114         0.66
PUD                            18          1,725,940         0.72
3 TO 4 FAMILY                  81          6,616,205         2.77
UNKNOWN                        88          8,095,882         3.39

OWNEROCC                    LOANS        CURRENT BAL        %POOL
INVESTOR                     266           14,830,940        6.22
OWNER OCCUPIED             4,935          221,826,090       92.99
SECOND HOME                   40            1,835,673        0.77
UNKNOWN                        1               61,826        0.03

RATE                       LOANS          CURRENT BAL       %POOL
 4.51-          5.00            1               11,173        0.00
 6.51-          7.00            2              100,972        0.04
 8.01-          8.50            2              343,490        0.14
 8.51-          9.00           31            2,433,868        1.02
 9.01-          9.50           97            8,452,796        3.54
 9.51-         10.00          446           36,549,351       15.32
10.01-         10.50          271           20,339,575        8.53
10.51-         11.00          528           31,772,403       13.32
11.01-         11.50          557           29,558,922       12.39
11.51-         12.00          749           31,682,294       13.28
12.01-         12.50          702           24,245,726       10.16
12.51-         13.00          789           24,532,048       10.28
13.01-         13.50          456           12,205,450        5.12
13.51-         14.00          367            9,825,711        4.12
14.01-         14.50          151            3,830,980        1.61
14.51-         15.00           72            2,022,995        0.85
15.01-         15.50           17              528,242        0.22
15.51-         16.00            4              118,532        0.05
WTD AVERAGE:   11.50

STDRTM                     LOANS         CURRENT BAL         %POOL

  1-            24            1             6,200               0.00
 25-            48            6            56,606               0.02
 49-            72          198         2,777,954               1.16
 73-            96           98         1,983,029               0.83
 97-           120          754        15,861,531               6.65
121-           144           13           352,146               0.15
145-           168            8           855,162               0.36
169-           192        2,227        91,736,747              38.46
193-           216            4           202,998               0.09
217-           240          425        18,212,413               7.63
265-           288            4           239,472               0.10
289-           312          191         7,682,106               3.22
313-           336            1            60,000               0.03
337-           360        1,191        86,817,110              36.39
457-           480          121        11,711,056               4.91
WTD AVERAGE:  260.48


                                                                      MONEY STORE 97-B FIXED PORTFOLIO

   Report Profile:  PROSPECT                                              SuperCrack Portfolio Summary        Code File:  97BFIXED
   - P O O L T O T A L S -      AVERAGE   - - GROSS COUPON - -  - WTD AVG RMNG TERM -       WTDAV
 # LOANS       CURRENT BALANCE  CURRBAL   WTDAVG     MIN     MAX     STATD   CALCD      ORIG    L T V (3)
  5,242    $   238,554,529     $ 45,508   11.503     5.000   15.990   260.5             262.6  (3)         (3)
   CURRBAL                  LOANS     CURRENT BAL  %POOL
          0.01-   10000.00    226       1,778,237   0.75
      10000.01-   20000.00  1,102      16,887,002   7.08
      20000.01-   30000.00  1,046      26,208,619  10.99
      30000.01-   40000.00    774      27,132,118  11.37
      40000.01-   50000.00    511      23,150,566   9.70
      50000.01-   60000.00    424      23,331,986   9.78
      60000.01-   70000.00    260      16,917,333   7.09
      70000.01-   80000.00    201      15,071,096   6.32
      80000.01-   90000.00    135      11,538,806   4.84
      90000.01-  100000.00    115      11,039,936   4.63
     100000.01-  110000.00    108      11,320,098   4.75
     110000.01-  120000.00     78       8,957,371   3.75
     120000.01-  130000.00     42       5,265,116   2.21
     130000.01-  140000.00     48       6,444,602   2.70
     140000.01-  150000.00     22       3,180,917   1.33
     150000.01-  160000.00     26       4,015,147   1.68
     160000.01-  170000.00     26       4,279,889   1.79
     170000.01-  180000.00     24       4,209,569   1.76
     180000.01-  190000.00     12       2,242,785   0.94
     190000.01-  200000.00     15       2,934,155   1.23
     200000.01-  210000.00      7       1,430,135   0.60
     210000.01-  220000.00      4         859,747   0.36
     220000.01-  230000.00      5       1,116,362   0.47
     230000.01-  240000.00      4         939,546   0.39
     240000.01-  250000.00      4         990,171   0.42
     250000.01-  260000.00      3         769,877   0.32
     270000.01-  280000.00      6       1,654,150   0.69
     280000.01-  290000.00      1         287,815   0.12
     290000.01-  300000.00      1         296,200   0.12
     300000.01-  310000.00      1         306,000   0.13
     310000.01-  320000.00      2         626,936   0.26
     320000.01-  330000.00      2         649,853   0.27
     340000.01-  350000.00      3       1,041,590   0.44
     350000.01-  360000.00      1         350,577   0.15
     380000.01-  390000.00      1         381,201   0.16
     400000.01-  410000.00      1         409,480   0.17
     530000.01-  540000.00      1         539,544   0.23